UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-07831

                                FMI Funds, Inc.
                                ----------------

               (Exact name of registrant as specified in charter)

                     100 East Wisconsin Avenue, Suite 2200
                              Milwaukee, WI  53202
                              --------------------

              (Address of principal executive offices) (Zip code)

                                 Ted D. Kellner
                           Fiduciary Management, Inc.
                     100 East Wisconsin Avenue, Suite 2200
                              Milwaukee, WI  53202
                              --------------------

                    (Name and address of agent for service)

                                 (414) 226-4555
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: March 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                               SEMIANNUAL REPORT
                                 MARCH 31, 2006

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

                                                                     May 4, 2006

Dear Fellow Shareholders:

  As detailed in the portfolio manager letter from Rick and Glenn, the FMI Focus Fund enjoyed an excellent first quarter. All sectors of the U.S. market rose smartly in the first quarter given the continued good economic news and strong corporate earnings growth. We would categorize both the economy and the stock market as being in the seventh or eighth inning of their current strong advance. The market has not experienced a correction of 8% or more since the current advance began in the fourth quarter of 2002. Strong advances in U.S. equity markets have occurred despite fifteen rate increases by the Federal Reserve, soaring energy and commodity prices, and a consumer that has leveraged their balance sheets to historic levels. Last year alone, over $700 billion of home equity was monetized through refinancing, and we believe, has allowed the consumer to continue to help fuel the forward momentum of the economy over the last several years.

  Against this backdrop, with valuations in the equity markets which are certainly not cheap by historic standards, Rick and Glenn have repositioned the portfolio, taking advantage of the strong moves in many of your stocks, to harvest gains and move the portfolio into companies that we believe will serve us well going forward, and away from the sectors of the market that appear to them to be excessively valued, particularly the manufacturing and energy industries.

  We believe we have a strong portfolio of solid companies with sound balance sheets and excellent cash flows and earnings, which should serve to provide us all with good rates of return over the next several years. As always, we thank you for your continued confidence in the FMI Focus Fund, and look forward to many years of successful investing alongside of all of you.

Sincerely,

/s/Ted D. Kellner

Ted D. Kellner, CFA
President

    100 E. Wisconsin Ave., Suite 2200 o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

                                                                  April 27, 2006

Dear Fellow Shareholders,

   The FMI Focus Fund enjoyed a strong March quarter, finishing up 8.06%. The S&P 500 (large-cap stocks) increased 4.21%, the S&P MidCap 400(1)<F1> was up 7.63% while the Russell 2000 (small-cap stocks) was up 13.94%. As is obvious, small-cap stocks continued to dramatically outperform again this quarter. As we have discussed in previous shareholder letters, it is our belief that the small-cap arena has become very speculative. Over the course of the past five quarters, we have harvested many of our small-cap holdings and have found considerably more value with respect to new investments in somewhat larger companies.

   Investors seem to be ignoring the strong earnings and solid valuations of companies outside of small-caps. This isn't unusual. Over short periods of time, markets typically have a narrow focus, and currently, "Mr. Market" seems only capable of considering small companies, as well as a handful of industries such as manufacturing and energy-related businesses. As Warren Buffet likes to say (and we like to quote), "In the short run, the market is a popularity contest, but in the long run, it's a weighing machine." Using a cruise ship metaphor, all the passengers have run to the small-cap, manufacturing and energy side of the ship and it has gotten very crowded, if not "tippy."

   Yes, earnings in these sectors have been very strong, but valuations are really stretched. Expectations are ratcheting up with stock prices and we have been cutting back our exposures here, enjoying sizable gains in historically modestly growing companies (i.e. prices we never imagined achieving). Indeed, the manufacturing and energy sectors remind us a lot of the Internet bubble days in 1999 and 2000. One can find many examples of stocks up five to ten fold. We will have more to say on the "manufacturing mania" later on in our shareholder report.

   As we stated at the onset, we were quite pleased with the first quarter performance numbers. As presaged in the last shareholder letter, the strong earnings of many of our portfolio companies started showing up in the form of strong stock prices, albeit with a lag. The following companies had particularly strong earnings and stock prices: Milwaukee-based MGIC Investment Corp. and Manpower Inc., the temporary help leader; three Chicago-based companies: Molex Inc., a worldwide leader in connectors for the electronics industry; W.W. Grainger, Inc., the industrial distributor; and Laidlaw International Inc., the largest school bus operator; and Radnar, PA based industrial gas producer and distributor, Airgas, Inc. Particularly notable, Rogers Corp., a specialty materials manufacturer, recently reported such strong results that its stock price was up over five dollars the day it reported and is up over 40% year-to-date through mid-April.

   Rent-A-Center, Inc. is another winner this year, having been recently added to the portfolio late last year. We would like to acknowledge FMI Focus Fund analyst and associate Ed Ciskowski for this investment. Ed joined our team a little over a year ago and it is exciting to have him making important contributions early on in his tenure.

   Dresser-Rand Group, Inc. is another recent addition we are particularly excited about. Notwithstanding, our concern about the recent run up in energy-related stocks, Dresser is as well positioned as any in the group in our opinion, yet seems to have been forgotten about. Dresser manufactures rotating equipment (i.e. compressors and turbines) for nearly every aspect of the energy business. Their products are used in pulling oil and gas out of the ground (known as upstream operations), transport and delivery of gas through pipelines (midstream operations) and in the manufacture of oil and gas derived products like gasoline and chemicals (downstream operations). The entire world is adding to capacity all along the energy infrastructure continuum and will require an enormous amount of compression. Huge LNG projects (liquefied natural gas) hold outstanding potential for Dresser.

   LNG is a long talked about technology whose time has finally come. As a quick primer, there are many producers of oil in remote parts of the world.
When the oil is extracted, natural gas also comes up the wellhead. Often, there is no pipeline to capture the gas and believe it or not, the gas is simply burned off at the wellhead (known as flaring). We have read reports that one huge oil field in the Middle East flares enough natural gas daily to heat our fair city of Milwaukee on an ongoing basis!

   LNG is a technology whereby the natural gas is liquefied and transported by enormous ships to markets where it is needed. There it is converted back to its gaseous state and distributed to market. Today's high energy prices as well as advances in LNG processes make it economical to spend the $2 to $10 billion for a typical LNG liquefaction and regasification facility. Many LNG facilities are on the drawing board. Historically, environmental issues were also gating factors but $75 oil may well overcome many of the "NIMBY" hurdles (not in my back yard).

   While we are not counting on LNG for our base investment case, LNG does represent enormous upside potential. Even without it, Dresser's stock is selling at approximately 10 times this year's cash flow with the cycle just starting. Being early in the cycle is crucial to our thinking here. Most of the energy stocks have already had big moves and, we would argue, already factor mid-cycle earnings at a minimum. One of the reasons the market seems to have overlooked Dresser is that it has only been public for six months or so, and simply needs some "seasoning".

MARCH QUARTER WINNER

   Rogers Corp. was the first quarter's winner appreciating some 40%. As noted above, subsequent to the end of the quarter, Rogers reported blowout first-quarter earnings, its second in a row. Wilton, Connecticut based Rogers is a specialty materials manufacturer of products for the communications (cell phones CATV, satellite) and general industrial markets. PORON, the Company's trademarked high performance foam product, is enjoying robust demand from a variety of end markets and the Company as a whole is enjoying the fruits of a company turnaround, based in part to operations relocated to China. We have taken some money off the table as the recent run in the stock has left Rogers fairly valued, in our opinion.

MARCH QUARTER LOSER

   Emmis Communications Corp. was our worst performer this past quarter and has been a very frustrating investment. The Company owns some 29 radio stations, primarily in clusters around New York, Chicago and Los Angeles. Traditional media, which we define as newspapers, television, and radio are feeling a lot of pressure as advertisers shift ad dollars to the Internet. In general terms, consumers "consume" approximately 18% of their media on the Internet, yet U.S. companies only spend roughly 6%-7% of their ad dollars online. With online media consumption growing 15%-20% per year, the gap is actually growing wider.

   A fair question to ask is, given our understanding of the space, why did we invest in radio at all. The answer is that we felt the general strength in the economy would boost advertising spending sufficiently to "raise all boats." Emmis also sported such a low valuation that we felt the secular challenges were already priced in.

   Subsequent to our purchase, several things changed. The first was that the fundamentals of the radio business really fell apart. In retrospect, we underestimated U.S. companies' willingness to explore many other advertising venues beyond just the Internet. It would appear there has been some animosity built up over the years toward radio and television when those outlets were the only "game in town" and advertisers felt they were getting gouged on price. Now that the balance of power is shifting away from the mediums to the advertisers, pricing came under pressure as well as volume. This is resulting in an unprecedented decline in revenue during an economic upturn.

   The second thing was that Jeff Smulyan, Emmis' Founder, President and CEO decided that he wanted to diversify his business by purchasing a baseball team (the Washington Nationals). Unfortunately the timing could not have been worse, coming on the heels of Emmis' very successful sale of the Company's television properties. It is our belief that had the Company not bid for the Nationals and used the entire sale proceeds to buy back stock, the price probably would have appreciated enough to hit our sell target and we would have harvested a decent return. However, Wall Street reacted violently to the Nationals bid followed by a poor earnings report and the stock declined substantially.

   We have sold a good portion of the holding and, at this point, anticipate selling the rest on a bounce.

   Somewhat surprisingly, some good did come out of the experience. Born out of frustration for traditional media and looking for a way to capitalize on the ad shift to the Internet, we discovered and invested in online ad agencies. We have profiled these companies in previous letters. aQuantive, Inc. was a terrific stock for us in 2005 (sold in November) and we believe Digitas Inc. will be a good investment in the coming years.

MANUFACTURING MANIA

   The amazing run in manufacturing stocks is very reminiscent of the Internet bubble six years ago. Mining equipment stocks are up over ten fold, mundane pump and valve companies selling at 13 times cash flow and 25 times earnings and Wall Street is still recommending investors purchase more shares!

   What is driving this mania? Well, China for one. The infrastructure build going on there is well documented. In and of itself, that constitutes a lot of demand. Then there are the multiplier effects. All of the new automobiles, homes, airports, subway systems, etc. require materials like steel, copper, and aluminum for components, bearings, pumps, and so forth. Therefore, places like Chile are expanding their copper mines which require mining equipment which also require a lot of steel and copper. The mining equipment companies are expanding to meet increased demand for their equipment. In so doing, they add on to their factories, which require things like cement and steel. So the world is going through a substantial capital spending cycle, driven by places like China and India. That in turn is creating enough additional demand in the developed part of the world that companies, like Caterpillar, are also expanding.

   While manufacturing is booming, technology, still feeling some of the lingering effects of the Internet bubble, is still relatively weak, particularly relative to where one would expect it to be at this part of the economic cycle. The reason this is relevant is that technology is usually the province of growth stock investors. But growth stock investors are not playing tech stocks very aggressively this cycle because the action, the "growth," has shifted to manufacturing. And growth investors are typically much more interested in growth than concerned with valuations. We would also argue that this class of investor doesn't have much experience with manufacturing companies, they don't understand the nuances of the business, and they sure don't appreciate how cyclical these industries are. As long as next quarters earnings look good, that's often all they care about.

   In the "old days" when value players were the primary investors in this space, the mantra of 10 to 12 times peak earnings kept a rational lid on these stocks. From experience, these traditional investors understood, no, feared the end of the cycle. They remembered how brutal the other side of the cycle can be and respected it by throttling back as the cycle aged. Today, it appears to us that as the cycle ages, the current batch of investors are actually ratcheting up their valuation targets, suggesting peak multiples on peak earnings. Obviously, we think this is nuts!

   What happens to the steel industry once China slows down but the industry has 40% more capacity? Things never looked better for Cisco's business than when the stock hit $80 per share. Backlog was at all time highs and it looked like the world was permanently short of routers. Well, eighteen months later there was such a glut of routers there were rumors that Cisco had dumped a couple of billion dollars worth of them in the San Francisco Bay.

   There have been many modern day manias. One of our favorites was the oil drilling frenzy of 1980-1982. Recall that previous oil embargoes had sent oil prices rocketing. This precipitated a drilling boom the likes of which the world had never seen. Well, it took 20 years of cannibalizing parts and melting down rigs for scrap steel before the next building cycle took place. We built twenty years worth of rigs in the span of a few years.

   Today, manufacturing is indeed booming, but unless the laws of the business cycle have been repealed, investors should be starting to discount the possibility of the next downturn, but exactly the opposite seems to be taking place. We don't know when the punch bowl at this wild party gets taken away, but when it does, look out below!

   Financials seem to be the current "anti-manufacturing" stocks. Rarely have we seen less interest in this group. We recently attended Scottish Re Group Ltd.'s analyst day in New York. This is an important annual event where the Company flies in divisional managers for a thorough review of its operations. The Company is doing well, and is selling at the absurd level of eight-times this year's earnings. That's pretty cheap for a leading life reinsurance company with a stable book of business. It appeared that there were more people from the Company at the meeting than there were investors. Nobody cares! Music to our ears! That's usually how you make money, not by chasing the hot sectors. But patience is required.

   Speaking of patience, we would like to thank our shareholders for their patience while reading through this long letter and as always for being loyal investors.

Sincerely,

/s/Richard E. Lane               /s/Glenn W. Primack

Richard E. Lane, CFA             Glenn W. Primack
Portfolio Manager                Portfolio Manager

(1)<F1> The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The S&P MidCap 400 Index is a widely used index for mid-sized companies. The S&P MidCap 400 covers approximately 7% of the U.S. equities market, and is part of a series of S&P U.S. Indices that can be used as building blocks for portfolio construction.

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 3/31/06 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

Date            FMI Focus Fund       Standard & Poor's 500      Russell 2000
----            --------------       ---------------------      ------------
12/16/96            $10,000                 $10,000               $10,000
12/31/96            $10,245                 $10,280               $10,350
3/31/97             $10,736                 $10,549                $9,815
6/30/97             $12,709                 $12,390               $11,406
9/30/97             $16,796                 $13,333               $13,103
12/31/97            $17,391                 $13,712               $12,664
3/31/98             $19,876                 $15,626               $13,938
6/30/98             $19,687                 $16,145               $13,289
9/30/98             $17,838                 $14,553               $10,611
12/31/98            $23,561                 $17,654               $12,342
3/31/99             $22,826                 $18,533               $11,673
6/30/99             $27,450                 $19,840               $13,488
9/30/99             $26,372                 $18,599               $12,634
12/31/99            $36,309                 $21,367               $14,965
3/31/00             $46,693                 $21,858               $16,025
6/30/00             $47,926                 $21,277               $15,419
9/30/00             $50,634                 $21,071               $15,590
12/31/00            $44,803                 $19,424               $14,513
3/31/01             $40,107                 $17,121               $13,568
6/30/01             $45,270                 $18,123               $15,507
9/30/01             $35,815                 $15,463               $12,283
12/31/01            $45,939                 $17,116               $14,874
3/31/02             $48,707                 $17,163               $15,466
6/30/02             $42,035                 $14,863               $14,174
9/30/02             $32,363                 $12,295               $11,141
12/31/02            $35,721                 $13,332               $11,827
3/31/03             $33,933                 $12,912               $11,296
6/30/03             $42,160                 $14,901               $13,942
9/30/03             $45,643                 $15,296               $15,208
12/31/03            $52,906                 $17,159               $17,416
3/31/04             $53,466                 $17,448               $18,506
6/30/04             $52,735                 $17,749               $18,593
9/30/04             $49,982                 $17,417               $18,061
12/31/04            $56,636                 $19,024               $20,606
3/31/05             $54,142                 $18,615               $19,506
6/30/05             $55,250                 $18,870               $20,348
9/30/05             $58,412                 $19,551               $21,303
12/31/05            $59,427                 $19,960               $21,544
3/31/06             $64,218                 $20,800               $24,547

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 3/31/06

                                                                                 Annualized Total   Annualized Total Return*<F2>
                             Total Return*<F2>  Total Return*<F2> For the   Return*<F2> For the 5           Through 3/31/06 From
                                 Last 3 Months         Year Ended 3/31/06     Years Ended 3/31/06        Fund Inception 12/16/96
                             -----------------  -------------------------   ---------------------   ----------------------------
FMI Focus Fund                           8.06%                     18.61%                   9.87%                         22.17%
Standard & Poor's 500(1)<F3>             4.21%                     11.73%                   3.97%                          8.20%
Russell 2000(2)<F4>                     13.94%                     25.85%                  12.59%                         10.15%

  *<F2> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Performance data quoted represents past performance;
                          ----------------------------------------------------
          past performance does not guarantee future results. Investment return
          ---------------------------------------------------
          and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)<F3> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.
(2)<F4> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service of the Frank Russell Company.

FMI Focus Fund
COST DISCUSSION

                     INDUSTRY SECTORS AS OF MARCH 31, 2006

                 Process Industries                       11.8%
                 Finance                                  11.4%
                 Electronic Technology                     8.8%
                 Industrial Services                       8.2%
                 Producer Manufacturing                    8.1%
                 Technology Services                       8.1%
                 Health Technology                         7.7%
                 Commercial Services                       7.6%
                 Retail Trade                              6.5%
                 Distribution Services                     6.4%
                 Transportation                            3.8%
                 Mutual Funds                              3.3%
                 Energy Minerals                           2.1%
                 Communications                            1.3%
                 Consumer Durables                         1.3%
                 Consumer Services                         1.0%
                 Cash & Cash Equivalents                   2.6%

   As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

   The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2005 through March 31, 2006.

ACTUAL EXPENSES

   The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

   In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                Beginning       Ending        Expenses Paid
                                 Account        Account     During Period*<F5>
                             Value 10/01/05  Value 3/31/06   10/01/05-3/31/06
                             --------------  -------------  ------------------
FMI Focus Fund Actual           $1,000.00      $1,099.40          $7.54
Hypothetical
  (5% return before expenses)   $1,000.00      $1,017.80          $7.25

*<F5> Expenses are equal to the Fund's annualized expense ratio of 1.44%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2005 and March 31, 2006).

FMI Focus Fund
STATEMENT OF NET ASSETS
March 31, 2006 (Unaudited)

  SHARES                                              COST           VALUE
  ------                                              ----           -----
LONG-TERM INVESTMENTS -- 97.4% (A)<F7>
COMMON STOCKS -- 94.1% (A)<F7>

COMMERCIAL SERVICES SECTOR -- 7.6%
----------------------------------
             ADVERTISING/MARKETING SERVICES -- 1.1%
    696,800  ValueClick, Inc.*<F6>                $ 12,209,721  $   11,789,856

             MISCELLANEOUS COMMERCIAL SERVICES -- 2.8%
    601,500  ARAMARK Corp. CL B                     16,020,615      17,768,310
    499,100  ProQuest Co.*<F6>                      11,072,289      10,675,749
                                                  ------------  --------------
                                                    27,092,904      28,444,059

             PERSONNEL SERVICES -- 3.7%
    651,800  Manpower Inc.                          27,182,081      37,269,924

COMMUNICATIONS SECTOR -- 1.3%
-----------------------------
             SPECIALTY TELECOMMUNICATIONS -- 1.3%
    616,100  TNS Inc.*<F6>                          13,167,975      13,048,998

CONSUMER DURABLES SECTOR -- 1.3%
--------------------------------
             TOOLS & HARDWARE -- 1.3%
    350,000  Snap-on Inc.                            9,002,278      13,342,000

CONSUMER SERVICES SECTOR -- 1.0%
--------------------------------
             BROADCASTING -- 1.0%
    659,163  Emmis Communications Corp.*<F6>        11,979,127      10,546,608

DISTRIBUTION SERVICES SECTOR -- 6.4%
------------------------------------
             ELECTRONICS DISTRIBUTORS -- 1.4%
    162,400  Arrow Electronics, Inc.*<F6>            3,886,137       5,240,648
    432,400  Ingram Micro Inc.*<F6>                  4,650,391       8,648,000
                                                  ------------  --------------
                                                     8,536,528      13,888,648

             WHOLESALE DISTRIBUTORS -- 5.0%
    487,400  Grainger (W.W.), Inc.                  27,236,595      36,725,590
    553,600  Interline Brands, Inc.*<F6>             9,676,889      13,967,328
                                                  ------------  --------------
                                                    36,913,484      50,692,918

ELECTRONIC TECHNOLOGY SECTOR -- 8.8%
------------------------------------
             ELECTRONIC EQUIPMENT/INSTRUMENTS -- 3.3%
    592,643  Symbol Technologies, Inc.               7,876,402       6,270,163
    664,000  Varian Inc.*<F6>                       23,920,121      27,343,520
                                                  ------------  --------------
                                                    31,796,523      33,613,683

             ELECTRONIC PRODUCTION EQUIPMENT -- 1.7%
    499,500  Asyst Technologies, Inc.*<F6>           2,711,152       5,199,795
    726,400  Entegris Inc.*<F6>                      7,983,970       7,728,896
    180,500  MKS Instruments, Inc.*<F6>              2,141,430       4,229,115
                                                  ------------  --------------
                                                    12,836,552      17,157,806

             SEMICONDUCTORS -- 3.2%
    435,000  Actel Corp.*<F6>                        8,444,912       6,933,900
    790,000  Altera Corp.*<F6>                      14,941,033      16,305,600
    689,700  Exar Corp.*<F6>                        10,054,561       9,848,916
                                                  ------------  --------------
                                                    33,440,506      33,088,416

             TELECOMMUNICATIONS EQUIPMENT -- 0.6%
    406,100  Tekelec*<F6>                            4,049,317       5,616,363

ENERGY MINERALS SECTOR -- 2.1%
------------------------------
             OIL & GAS PRODUCTION -- 2.1%
    482,000  Noble Energy, Inc.                      9,549,365      21,169,440

FINANCE SECTOR -- 11.4%
-----------------------
             FINANCE/RENTAL/LEASING -- 1.7%
    688,800  Assured Guaranty Ltd.                  14,793,242      17,220,000

             LIFE/HEALTH INSURANCE -- 2.4%
    100,100  Reinsurance Group of America, Inc.      3,372,704       4,733,729
    803,800  Scottish Re Group Ltd.                 19,792,140      19,942,278
                                                  ------------  --------------
                                                    23,164,844      24,676,007

             MULTI-LINE INSURANCE -- 1.5%
    250,000  PartnerRe Ltd.                         12,657,963      15,522,500

             REGIONAL BANKS -- 2.8%
    631,025  Associated Banc-Corp                   17,093,990      21,442,229
    112,700  Greater Bay Bancorp                     3,006,410       3,126,298
     96,600  Midwest Banc Holdings, Inc.             2,028,600       2,505,804
    117,900  Nexity Financial Corp.*<F6>             1,886,400       1,485,540
     11,614  Summit Bancshares, Inc.                   209,967         223,802
                                                  ------------  --------------
                                                    24,225,367      28,783,673

             SPECIALTY INSURANCE -- 3.0%
    448,700  MGIC Investment Corp.                  27,455,192      29,896,881

HEALTH TECHNOLOGY SECTOR -- 7.7%
--------------------------------
             BIOTECHNOLOGY -- 0.9%
    168,400  Charles River Laboratories
               International, Inc.*<F6>              7,088,428       8,254,968
     80,600  Genitope Corp.*<F6>                       685,100         701,220
                                                  ------------  --------------
                                                     7,773,528       8,956,188

             MEDICAL SPECIALTIES -- 5.0%
    296,700  Bausch & Lomb Inc.                     20,293,677      18,899,790
    243,900  Beckman Coulter, Inc.                  13,420,820      13,309,623
    699,500  PerkinElmer, Inc.                      13,081,349      16,417,265
    150,000  Wright Medical Group, Inc.*<F6>         2,942,585       2,962,500
                                                  ------------  --------------
                                                    49,738,431      51,589,178

             PHARMACEUTICALS: OTHER -- 1.8%
    370,600  ICON PLC  -  SP-ADR*<F6>               12,952,224      18,118,634

INDUSTRIAL SERVICES SECTOR -- 8.2%
----------------------------------
             CONTRACT DRILLING -- 1.5%
    245,000  Pride International, Inc.*<F6>          3,137,513       7,639,100
    164,200  Rowan Companies, Inc.                   4,481,667       7,218,232
                                                  ------------  --------------
                                                     7,619,180      14,857,332

             ENGINEERING & CONSTRUCTION -- 0.5%
    222,000  Chicago Bridge & Iron Co. N.V. NYS      5,378,489       5,328,000

             ENVIRONMENTAL SERVICES -- 3.5%
  1,131,510  Casella Waste Systems, Inc.*<F6>       10,173,236      16,078,757
     98,900  Clean Harbors, Inc.*<F6>                2,769,200       2,934,363
    383,800  Republic Services, Inc.                 6,038,474      16,315,338
                                                  ------------  --------------
                                                    18,980,910      35,328,458

             OILFIELD SERVICES/EQUIPMENT -- 2.7%
    565,200  Dresser-Rand Group, Inc.*<F6>          12,985,140      14,045,220
    590,452  Hanover Compressor Co.*<F6>             6,695,914      10,994,216
    135,000  Willbros Group, Inc.*<F6>               1,019,291       2,745,900
                                                  ------------  --------------
                                                    20,700,345      27,785,336

PROCESS INDUSTRIES SECTOR -- 11.8%
----------------------------------
             CHEMICALS: MAJOR DIVERSIFIED -- 1.2%
    619,600  Celanese Corp.                         10,154,220      12,993,012

             CHEMICALS: SPECIALTY -- 3.8%
    466,800  Airgas, Inc.                            6,421,585      18,247,212
    429,600  Rockwood Holdings Inc.*<F6>             8,333,505       9,889,392
    157,200  Sigma-Aldrich Corp.                    10,191,621      10,342,188
                                                  ------------  --------------
                                                    24,946,711      38,478,792

             CONTAINERS/PACKAGING -- 4.7%
    621,700  Bemis Company, Inc.                    16,986,110      19,633,286
    785,900  Packaging Corp of America              17,017,423      17,635,596
    778,600  Smurfit-Stone Container Corp.*<F6>      9,738,283      10,565,602
                                                  ------------  --------------
                                                    43,741,816      47,834,484

             INDUSTRIAL SPECIALTIES -- 2.1%
    507,800  Ferro Corp.                             9,715,659      10,156,000
    201,800  Rogers Corp.*<F6>                       7,640,529      10,994,064
                                                  ------------  --------------
                                                    17,356,188      21,150,064

PRODUCER MANUFACTURING SECTOR -- 8.1%
-------------------------------------
             ELECTRICAL PRODUCTS -- 1.6%
    115,000  Molex Inc.                              3,329,556       3,818,000
    402,200  Molex Inc. Cl A                        10,270,334      11,953,384
                                                  ------------  --------------
                                                    13,599,890      15,771,384

             INDUSTRIAL MACHINERY -- 6.5%
    336,800  CIRCOR International, Inc.              5,258,148       9,834,560
    765,800  Kadant Inc.*<F6>                       10,638,806      17,383,660
    316,700  Kennametal Inc.                        10,467,203      19,363,038
    464,100  Regal-Beloit Corp.                     13,406,774      19,617,507
                                                  ------------  --------------
                                                    39,770,931      66,198,765

RETAIL TRADE SECTOR -- 6.5%
---------------------------
             DISCOUNT STORES -- 2.1%
    790,500  Family Dollar Stores, Inc.             16,991,996      21,027,300

             SPECIALTY STORES -- 4.4%
    343,800  PETCO Animal Supplies, Inc.*<F6>        7,661,603       8,103,366
    850,000  Rent-A-Center, Inc.*<F6>               16,517,838      21,751,500
    419,700  The Sports Authority, Inc.*<F6>         9,859,876      15,486,930
                                                  ------------  --------------
                                                    34,039,317      45,341,796

TECHNOLOGY SERVICES SECTOR -- 8.1%
----------------------------------
             DATA PROCESSING SERVICES -- 3.0%
  1,242,600  The BISYS Group, Inc.*<F6>             16,801,142      16,750,248
    452,200  Hewitt Associates, Inc.*<F6>           11,710,604      13,448,428
                                                  ------------  --------------
                                                    28,511,746      30,198,676

             INFORMATION TECHNOLOGY SERVICES -- 2.3%
  1,225,000  CIBER, Inc.*<F6>                        9,285,444       7,815,500
  1,112,300  JDA Software Group, Inc.*<F6>          14,162,117      16,061,612
                                                  ------------  --------------
                                                    23,447,561      23,877,112

             INTERNET SOFTWARE/SERVICES -- 1.0%
    700,000  Digitas Inc.*<F6>                       8,162,351      10,080,000

             PACKAGED SOFTWARE -- 1.8%
    944,240  Parametric Technology Corp.*<F6>       10,289,504      15,419,439
    280,959  Ulticom, Inc.*<F6>                      2,208,663       3,020,310
                                                  ------------  --------------
                                                    12,498,167      18,439,749

TRANSPORTATION SECTOR -- 3.8%
-----------------------------
             OTHER TRANSPORTATION -- 2.9%
  1,066,100  Laidlaw International Inc.             21,196,177      28,997,920

             TRUCKING -- 0.9%
    522,200  Werner Enterprises, Inc.               10,191,370       9,592,814
                                                  ------------  --------------
             Total common stocks                   767,804,517     957,712,774

MUTUAL FUNDS -- 3.3% (A)<F7>
    525,200  iShares S&P
               SmallCap 600 Index Fund              16,111,428      34,258,796
                                                  ------------  --------------
             Total long-term investments           783,915,945     991,971,570

PRINCIPAL AMOUNT
-----------------
SHORT-TERM INVESTMENTS -- 2.9% (A)<F7>

             VARIABLE RATE DEMAND NOTE -- 2.9%
$29,258,350  U.S. Bank, N.A., 4.57%                 29,258,350      29,258,350
                                                  ------------  --------------
             Total short-term investments           29,258,350      29,258,350
                                                  ------------  --------------
             Total investments                    $813,174,295   1,021,229,920
                                                  ------------
                                                  ------------
             Liabilities, less cash
               and receivables -- (0.3%) (A)<F7>                    (3,327,990)
                                                                --------------
             NET ASSETS                                         $1,017,901,930
                                                                --------------
                                                                --------------
             Net Asset Value Per Share ($0.0001 par value,
             100,000,000 shares authorized), offering and
             redemption price ($1,017,901,930 / 28,980,875
             shares outstanding)                                        $35.12
                                                                        ------
                                                                        ------

  *<F6>   Non-income producing security.
(A)<F7> Percentages for the various classifications relate to net assets. ADR - American Depositary Receipt
N.V. - Netherland Antilles Limited Liability Corporation
NYS - New York Registered Shares

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2006 (Unaudited)

INCOME:
   Dividends                                                       $ 4,006,643
   Interest                                                          1,472,422
                                                                   -----------
       Total income                                                  5,479,065
                                                                   -----------

EXPENSES:
   Management fees                                                   6,325,451
   Administrative services                                             297,159
   Transfer agent fees                                                 222,052
   Printing and postage expense                                        173,147
   Custodian fees                                                      106,223
   Professional fees                                                    29,847
   Registration fees                                                    24,095
   Board of Directors fees                                              20,000
   Insurance expense                                                     3,133
   Other expenses                                                       65,702
                                                                   -----------
       Total expenses                                                7,266,809
                                                                   -----------
NET INVESTMENT LOSS                                                 (1,787,744)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                    68,508,234
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              28,653,710
                                                                   -----------
NET GAIN ON INVESTMENTS                                             97,161,944
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $95,374,200
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2006 (Unaudited) and for the Year Ended September 30, 2005

                                                                                       2006               2005
                                                                                     --------           --------
OPERATIONS:
   Net investment loss                                                            $   (1,787,744)    $   (6,497,578)
   Net realized gain on investments                                                   68,508,234        117,893,228
   Net increase in unrealized appreciation on investments                             28,653,710         54,258,714
                                                                                  --------------     --------------
       Net increase in net assets from operations                                     95,374,200        165,654,364
                                                                                  --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains
     ($3.7158 and $1.54578 per share, respectively)                                 (109,117,314)       (50,913,006)*<F8>
                                                                                  --------------     --------------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (1,912,919 and 8,994,973 shares, respectively)         64,133,011        302,810,231
   Net asset value of shares issued in distributions reinvested
     (3,415,461 and 1,477,564 shares, respectively)                                  105,420,981         47,929,766
   Cost of shares redeemed (5,744,852 and 14,184,802 shares, respectively)          (191,345,927)      (476,039,445)
                                                                                  --------------     --------------
       Net decrease in net assets derived from Fund share activities                 (21,791,935)      (125,299,448)
                                                                                  --------------     --------------
       TOTAL DECREASE                                                                (35,535,049)       (10,558,090)
NET ASSETS AT THE BEGINNING OF THE PERIOD                                          1,053,436,979      1,063,995,069
                                                                                  --------------     --------------
NET ASSETS AT THE END OF THE PERIOD (Includes undistributed
  net investment income of $0 and $0, respectively)                               $1,017,901,930     $1,053,436,979
                                                                                  --------------     --------------
                                                                                  --------------     --------------

*<F8>  See Note 8.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

                                                      (UNAUDITED)
                                                   FOR THE SIX MONTH
                                                     PERIOD ENDING                     YEARS ENDED SEPTEMBER 30,
                                                       MARCH 31,       --------------------------------------------------------
                                                          2006         2005          2004         2003        2002         2001
                                                          ----         ----          ----         ----        ----         ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 35.83      $ 32.14       $ 29.35      $ 20.81     $ 23.03      $ 36.43
Income from investment operations:
   Net investment loss (a)<F9>                            (0.06)       (0.21)        (0.29)       (0.18)      (0.16)       (0.13)
   Net realized and unrealized
     gains (losses) on investments                         3.07         5.44          3.08         8.72       (2.06)       (9.74)
                                                        -------      -------       -------      -------     -------      -------
Total from investment operations                           3.01         5.23          2.79         8.54       (2.22)       (9.87)

Less distributions:
   Dividend from net investment income                       --           --            --           --          --        (0.03)
   Distributions from net realized gains                  (3.72)       (1.54)           --           --          --        (3.50)
                                                        -------      -------       -------      -------     -------      -------
Total from distributions                                  (3.72)       (1.54)           --           --          --        (3.53)
                                                        -------      -------       -------      -------     -------      -------
Net asset value, end of period                          $ 35.12      $ 35.83       $ 32.14      $ 29.35     $ 20.81      $ 23.03
                                                        -------      -------       -------      -------     -------      -------
                                                        -------      -------       -------      -------     -------      -------
TOTAL RETURN                                              9.94%(1)    16.83%         9.51%       41.04%      (9.64%)     (29.27%)
                                                              <F10>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                1,017,902    1,053,437     1,063,995      948,471     433,799      261,549
Ratio of operating expenses to average net assets         1.44%(2)     1.48%         1.43%        1.47%       1.46%        1.50%
                                                              <F11>
Ratio of net investment loss to average net assets       (0.35%)(2)   (0.61%)       (0.87%)      (0.71%)     (0.60%)      (0.55%)
                                                               <F11>
Portfolio turnover rate                                   26.4%        63.1%         63.8%        52.6%       92.8%       165.3%

 (a)<F9> Net investment loss per share is calculated using average shares outstanding.
(1)<F10>   Not Annualized.
(2)<F11>   Annualized.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2006 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

        The following is a summary of significant accounting policies of the FMI Focus Fund (the "Fund"), a portfolio of FMI Funds, Inc. (the "Company") which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996. The assets and liabilities of each Fund in the Company are segregated as a shareholder's interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

     (a) Each security, including the liability for securities sold short, if any, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price or if no sale is reported, at the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on sale of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the statement of net assets as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the statement of net assets. The Fund is liable for any dividends payable on securities while those securities are in a short position. Under the 1940 Act, the Fund is required to maintain collateral for its short positions consisting of liquid securities. The collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

     (h) The Fund may own certain securities that are restricted. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "Act") or pursuant to the resale limitations provided by Rule 144A under the Act, or an exemption from the registration requirements of the Act.

     (i) No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

        The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at an annual rate of 1.25% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

        FMI entered into a sub-advisory agreement with Broadview Advisors, LLC, to assist it in the day-to-day management of the Fund. Broadview Advisors, LLC, determines which securities will be purchased, retained or sold for the Fund. FMI pays Broadview Advisors, LLC 76% of the Fund's management fee of 1.25% of the daily net assets.

        Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the six month period ending March 31, 2006.

        In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)  CREDIT AGREEMENT --

        U.S. Bank, N.A. has made available to the Fund a $30,000,000 credit facility pursuant to a Credit Agreement ("Agreement") dated November 18, 2002 for the purpose of having cash available to cover incoming redemptions and to purchase portfolio securities. Principal and interest of such loan under the Agreement are due not more than 31 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. Advances will be collateralized by securities owned by the Fund. During the six month period ending March 31, 2006, the Fund did not borrow against the Agreement. The Credit Agreement expires on June 5, 2006.

(4)  DISTRIBUTIONS TO SHAREHOLDERS --

        Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On December 29, 2005, the Fund distributed $3,887,124 from net short-term realized gains ($0.1247 per share), and $10,231,833 from long-term realized gains ($0.32824 per share). The distributions were paid on December 29, 2005 to shareholders of record on December 28, 2005.

(5)  INVESTMENT TRANSACTIONS --

        For the six month period ending March 31, 2006, purchases and proceeds of sales of investment securities (excluding short-term investments) were $249,823,124 and $301,118,538, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

        As of March 31, 2006, liabilities of the Fund included the following:

           Payable to brokers for securities purchased            $    4,022,293
           Payable to FMI for management and administrative fees       1,114,502
           Payable to shareholders for redemptions                       473,473
           Due to custodian                                               61,354
           Other liabilities                                             256,877

(7)  SOURCES OF NET ASSETS --

        As of March 31, 2006, the sources of net assets were as follows:

           Fund shares issued and outstanding                     $  772,187,865
           Net unrealized appreciation on investments                208,055,625
           Accumulated net realized gains on investments              37,658,440
                                                                  --------------
                                                                  $1,017,901,930
                                                                  --------------
                                                                  --------------

(8)  INCOME TAX INFORMATION --

        The following information for the Fund is presented on an income tax basis as of March 31, 2006:

                            GROSS            GROSS        NET UNREALIZED
           COST OF        UNREALIZED      UNREALIZED       APPRECIATION
         INVESTMENTS     APPRECIATION    DEPRECIATION     ON INVESTMENTS
         -----------     ------------    ------------     --------------
         $820,217,321    $216,166,422     $15,153,823      $201,012,599

        The following information for the Fund is presented on an income tax basis as of September 30, 2005:

                            GROSS            GROSS        NET UNREALIZED    DISTRIBUTABLE   DISTRIBUTABLE
           COST OF        UNREALIZED      UNREALIZED       APPRECIATION       ORDINARY        LONG-TERM
         INVESTMENTS     APPRECIATION    DEPRECIATION     ON INVESTMENTS       INCOME       CAPITAL GAINS
         -----------     ------------    ------------     --------------    -------------   -------------
         $869,914,139    $193,189,657     $28,730,528      $164,459,129      $40,358,232     $54,639,817

        The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

        The tax components of dividends paid during the years ended September 30, 2005 and 2004, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2005, and tax basis post-October losses as of September 30, 2005, which are not recognized for tax purposes until the first day of the following fiscal year are:

                               SEPTEMBER 30, 2005                                SEPTEMBER 30, 2004
        ---------------------------------------------------------------     ------------------------------
           ORDINARY         LONG-TERM      NET CAPITAL                        ORDINARY         LONG-TERM
            INCOME        CAPITAL GAINS       LOSS         POST-OCTOBER        INCOME        CAPITAL GAINS
        DISTRIBUTIONS     DISTRIBUTIONS    CARRYOVERS         LOSSES        DISTRIBUTIONS    DISTRIBUTIONS
        -------------     -------------    -----------     ------------     -------------    -------------
          $2,938,476       $47,974,530        $ --             $ --             $ --              $ --

        For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2005 which is designated as qualifying for the dividends received deduction is 12% (unaudited).

        For shareholders in the Fund, the percentage of dividend income under the Jobs and Growth Tax Relief Act of 2003, is 12% (unaudited).

ADDITIONAL INFORMATION

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund's website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Commission's website. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FMI Focus Fund
ADVISORY AGREEMENT

     On December 16, 2005, the Board of Directors of FMI Funds, Inc. approved the continuation of the FMI Focus Fund's investment advisory agreement with Fiduciary Management, Inc. and its sub-advisory agreement with Broadview Advisors, LLC. Prior to approving the continuation of the agreements, the Board considered:

        o the nature, extent and quality of the services provided by Fiduciary Management, Inc. and Broadview Advisors, LLC

        o   the investment performance of the Fund

        o the cost of the services to be provided and profits to be realized by Fiduciary Management, Inc. from its relationship with the Fund

        o the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflect these economies of scale

        o   the expense ratio of the Fund

     In considering the nature, extent and quality of the services provided by Fiduciary Management, Inc. and Broadview Advisors, LLC, the Board of Directors reviewed a report describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Fiduciary Management, Inc. to the Fund. In connection with the Board's review of the performance of the Fund, the Board considered the quality of portfolio management services provided by Broadview Advisors, LLC. The Board concluded that Fiduciary Management, Inc. and Broadview Advisors, LLC were providing essential services to the Fund. In particular, the Board concluded that Fiduciary Management, Inc. and Broadview Advisors, LLC were preparing reports to shareholders in addition to those required by law, and were providing services to the Fund that were in addition to the services investment advisers typically provided non-mutual fund clients.

     The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the agreements.

     In concluding that the advisory fees payable by the Fund were reasonable, the Directors considered the profitability of publicly traded investment advisory firms. The Directors also reviewed reports comparing the Fund's expense ratio and advisory fees paid by the Fund to those of other comparable mutual funds and concluded that the advisory fee paid by the Fund and the Fund's expense ratio were within the range of comparable mutual funds. The Directors noted that the investment advisory fee was not adjusted if economies of scale were realized as the Fund grew, but did not consider that factor to be significant in light of the other factors considered, and because the number of investments in the Fund was such that there would not be economies of scale similar to what an index fund or a fund using an "index" approach to investing would realize.

     Finally, the Board reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars. Based on these reports, the Board concluded that the research obtained by Broadview Advisors, LLC was beneficial to the Fund and that Broadview Advisors, LLC was executing the Fund's portfolio transactions in a manner designated to obtain best execution for the Fund.

                                 FMI FOCUS FUND
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            BROADVIEW ADVISORS, LLC
                     100 East Wisconsin Avenue, Suite 2250
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1800
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus.

                               SEMIANNUAL REPORT
                                 MARCH 31, 2006

                                      FMI
                                   Large Cap
                                      Fund

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                   Large Cap
                                      Fund

                                                                  March 31, 2006

Dear Fellow Shareholders:

  FMI Large Cap Fund gained 4.11% in the March quarter, roughly in line with the return for the Standard & Poor's 500 Index(1)<F12>. The finance sector was a laggard for us in the quarter, as we remain underweight in a group that continues to do surprisingly well in spite of higher interest rates and a less favorable consumer credit environment. We significantly increased our weighting in Willis Group Holdings Ltd., an insurance brokerage firm, while eliminating Loews Corp. Loews was a very good stock for us but we felt its valuation was no longer compelling compared to Willis. We also believe Willis' business model and return dynamics are superior to Loews' and will thus be a better investment, over the long pull. Aside from the finance sector, there was continued strength in energy stocks and somewhat surprisingly, the industrial group. From an individual stock perspective, Waste Management, Inc., CANON INC, Diageo and Cardinal Health, Inc. all performed well in the quarter. Tyco International Ltd., Time Warner Inc. and Kimberly-Clark Corp. were all down slightly in the period.

  Small-cap stocks were extremely strong in the quarter, with the Russell 2000 Index(2)<F13> outpacing the Standard & Poor's 500 Index (S&P 500) by over 9.5 percentage points. There seems to be a speculative fervor once again in small-cap "growth" stocks. High-multiple technology stocks and deeply cyclical equities were extraordinary in the quarter, particularly for the smaller-cap issues. The spending environment for technology products and services is relatively healthy and we are not surprised to see strength in these stocks. Indeed, our own "downstream" technology investments have generally done well and we remain optimistic about each of their respective prospects. Valuations for larger-cap high technology stocks appear to be a lot more reasonable than they are for small-cap issues, but neither hold great appeal for us. Valuations in the deeply cyclical part of the market seem extraordinarily high, particularly when one considers that we are four-and-a-half years into an economic expansion cycle. We do not see the bottom dropping out of the economy or anything near-term to shake technology spending, but we are less sanguine about the heavy industrial and high technology stocks.

  Valuations are always near and dear to our heart, of course, and as of March 31, 2006, this is what the Fund looked like relative to the benchmark S&P 500, on a weighted average basis:

                          PRICE-TO-EARNINGS      PRICE-TO-EARNINGS
                                YEAR 1                YEAR 2           PRICE-TO-SALES    PRICE-TO-BOOK
                          -----------------      -----------------     --------------    -------------
FMI LARGE CAP FUND               15.8                  14.0                 1.3               3.0
STANDARD & POOR'S 500            17.8                  15.7                 2.6               4.1

  While absolute valuations aren't compelling, relative valuations remain on our side. We continue to find interesting special situations that keep us hopeful for the future.

(1)<F12> The Standard and Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding).
          Stocks may be added or deleted from the Index from time to time.
(2)<F13> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service of the Frank Russell Company.

  We have outlined two of our recent purchases below:

                            TYCO INTERNATIONAL LTD.

DESCRIPTION
-----------

  Tyco is a $40 billion diversified manufacturing and service company that operates in the following businesses: Electronics, at 31% of revenue and 29% of operating profit before corporate expense in fiscal 2005; Fire & Security, at 29% and 19%, respectively; Healthcare, at 24% and 41%; and Engineered Products & Services, at 16% and 11%. The U.S. accounts for 49% of revenue; Europe, 29%; Asia-Pacific, 16%; and Other Americas, 6%.

GOOD BUSINESS
-------------

     o Tyco has a diverse portfolio of leading brands that include AMP and Raychem in the Electronics division; ADT in Fire & Security; and U.S. Surgical, Kendall, and Mallinckrodt in Healthcare. Over two-thirds of revenue is derived from products and services where they have a number one position.

     o The Company appears to be well positioned for the current stage of the economic cycle. Approximately 35% of the overall portfolio is levered to non-residential construction, an additional 30% is levered to a recovery in Electronics, and approximately one-quarter is levered to the relatively defensive Healthcare business.

     o While the current return on investment capital (ROIC) of 8.2% is depressed due to one-time expenses and historical mistakes, the return on incremental invested capital is nearly 30%.

     o The debt is rated BBB+ by Standard & Poor's. The rating includes the assumption that the Company will have to pay $4 billion to put all its legal issues behind it.

VALUATION
---------

     o The stock is off 22% from its 52-week high, as management has lowered its forecasts on several occasions.

     o  Tyco trades below the S&P 500 on a multiple of earnings per share
        (EPS); earnings before interest, taxes, depreciation and amortization (EBITDA); sales; and free cash flow.

     o Management has announced that it will be breaking the Company up into three individual pieces: Electronics; Fire & Security and Engineered Products & Services; and Healthcare. We value Tyco at 25-30% higher than the current stock price on a sum-of-the-parts basis.

MANAGEMENT
----------

     o Ed Breen has been Chairman and Chief Executive Officer since July of 2002. Since coming to Tyco from Motorola, Breen has resolved the liquidity crisis, paid down nearly $13 billion in net debt, replaced the entire Board of Directors and much of senior management, and re-structured operations.

     o Chris Coughlin has been Chief Financial Officer since March 2005. He previously served as Chief Operating Officer of Interpublic and Chief Financial Officer of Pharmacia and Nabisco.

     o Management is focused on driving organic growth and returning cash to shareholders via the payment of a dividend (1.5% yield) and the buyback of stock.

INVESTMENT THESIS
-----------------

  The pullback in Tyco's stock price provides us with an opportunity to own several well-established (albeit underperforming) franchises at a significant discount to both the market and comparable companies, based on a sum-of-the-parts analysis. After several years of turmoil following the Dennis Kowslowski era, we believe management will execute better at the business unit level. Better performance will remove the taint on this Company and should ultimately lead to a higher valuation.

                             WAL-MART STORES, INC.

DESCRIPTION
-----------

  Wal-Mart is the world's largest retailer with the broadest assortment of consumer goods anywhere. The Company operates in a variety of formats around the world. The majority of U.S. stores are SuperCenters (1,986 units), followed by discount stores (1,203 units), SAM'S Clubs (567), and Neighborhood Markets
(101).  The domestic Wal-Mart Stores segment accounts for 67% of revenues.
SAM's Club accounts for 13% with the remaining 20% of revenues earned in the Company's international business.

GOOD BUSINESS
-------------

     o Wal-Mart offers exceptional quality at a low price. This strategy has proven highly durable. The Company has significant competitive advantages in sourcing, logistics and marketing.

     o Wal-Mart's revenues are derived from the recurring sale of consumable products.

     o Since 1997 Wal-Mart has increased its ROIC by nearly 300 basis points to 13.3%. The Company continues to invest in expansion, sourcing, supply chain efficiencies and merchandising initiatives, the combination of which should lead to attractive incremental returns on capital.

     o Wal-Mart is the ultimate scale operator. It has a sustainable competitive advantage.

     o The Company maintains an AA rated balance sheet. Net debt-to-total capital is 29% and long-term debt-to-EBITDA is 1.3.

VALUATION
---------

     o Wal-Mart currently trades at its lowest valuation level in nearly a decade on every common valuation yardstick.

     o The current forward price-to-earnings ratio (P/E) of 16 is at the low end of the historical 10-year P/E range of 16 to 54, and 41% below the 27 average.

     o On an enterprise value basis, Wal-Mart trades at 70% of annual revenues, a deep discount to the Company's 10-year average of 105%. The 10-year range is 60% to 210%.

     o The current enterprise-value-to-EBITDA multiple is 36% below the 10-year average of 14.6. The range is 9 to 31.

     o Despite Wal-Mart's durable business model and strong financial profile the stock trades at over a 10% discount to the S&P 500 versus a historical average premium of 20%.

MANAGEMENT
----------

     o Lee Scott has been President and Chief Executive Officer since January 2000. In his 22 previous years at the Company, Scott has held a variety of other leadership positions including Chief Operating Officer, and Chief Executive Officer of the Wal-Mart Stores division.

     o The executive management team also includes Eduardo Castro-Wright, Chief Executive Officer of the Wal-Mart Stores division; Michael Duke, Chief Executive Officer of the International segment; John Menzer, head of U.S. operations; and Tom Schoewe, Chief Financial Officer.

     o Wal-Mart has a strong heritage of organically developing its management talent. Approximately two-thirds of management started their careers as Wal-Mart associates.

     o Management incentives are aligned with shareholders due to significant insider ownership and incentive compensation targets based, in part, upon return on assets.

INVESTMENT THESIS
-----------------

  Despite improved returns on invested capital and average annual earnings growth of approximately 15% over the last five years, Wal-Mart's stock is the same price it was in the fall of 1999. Near-term concerns over the global economy, labor relations, and consumer activism have obscured numerous positive changes evolving through the Company's reinvigorated focus on improving capital efficiency. The current discounted valuation presents an opportunity to invest in the world's most dominant retailer with a significant margin of safety.

  Thank you for your continued confidence in FMI Large Cap Fund.

  Sincerely,

  /s/Ted D. Kellner         /s/Donald S. Wilson        /s/Patrick J. English

  Ted D. Kellner, CFA       Donald S. Wilson, CFA      Patrick J. English, CFA
  President and             Vice President             Vice President and
  Portfolio Manager                                    Portfolio Manager

    100 E. Wisconsin Ave., Suite 2200 o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

FMI Large Cap Fund
COST DISCUSSION

                     INDUSTRY SECTORS AS OF MARCH 31, 2006

                 Finance                                  15.4%
                 Retail Trade                             13.8%
                 Consumer Non-Durables                    10.4%
                 Distribution Services                    10.2%
                 Commercial Services                       6.2%
                 Consumer Services                         5.8%
                 Electronic Technology                     5.6%
                 Technology Services                       4.4%
                 Process Industries                        4.2%
                 Industrial Services                       4.0%
                 Health Technology                         3.6%
                 Producer Manufacturing                    2.8%
                 Energy Minerals                           2.7%
                 Cash & Cash Equivalents                  10.9%

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Large Cap Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2005 through March 31, 2006.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                              Beginning        Ending         Expenses Paid
                               Account         Account     During Period*<F14>
                            Value 10/01/05  Value 3/31/06    10/01/05-3/31/06
                            --------------  -------------  -------------------
FMI Large Cap Fund Actual     $1,000.00       $1,082.20           $5.19
Hypothetical
  (5% return before expenses) $1,000.00       $1,019.90           $5.04

*<F14> Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2005 and March 31, 2006).

FMI Large Cap Fund
STATEMENT OF NET ASSETS
March 31, 2006 (Unaudited)

 SHARES                                                 COST          VALUE
 ------                                                 ----          -----

COMMON STOCKS -- 89.1% (A)<F16>

COMMERCIAL SERVICES SECTOR -- 6.2%
----------------------------------
             MISCELLANEOUS COMMERCIAL SERVICES -- 6.2%
    239,000  ARAMARK Corp. CL B                     $  6,308,246  $  7,060,060

CONSUMER NON-DURABLES SECTOR -- 10.4%
-------------------------------------
             BEVERAGES: ALCOHOLIC -- 3.4%
     61,000  Diageo PLC - SP-ADR                       3,533,576     3,869,230

             FOOD: SPECIALTY/CANDY -- 3.2%
     91,000  Cadbury Schweppes
               PLC - SP-ADR                            3,573,930     3,640,000

             HOUSEHOLD/PERSONAL CARE -- 3.8%
     73,500  Kimberly-Clark Corp.                      4,437,851     4,248,300

CONSUMER SERVICES SECTOR -- 5.8%
--------------------------------
             MEDIA CONGLOMERATES -- 5.8%
    390,000  Time Warner Inc.                          6,876,985     6,548,100

DISTRIBUTION SERVICES SECTOR -- 10.2%
-------------------------------------
             MEDICAL DISTRIBUTORS -- 5.4%
     82,000  Cardinal Health, Inc.                     4,831,361     6,110,640

             WHOLESALE DISTRIBUTORS -- 4.8%
     72,000  Grainger (W.W.), Inc.                     4,293,793     5,425,200

ELECTRONIC TECHNOLOGY SECTOR -- 5.6%
------------------------------------
             ELECTRONIC EQUIPMENT/INSTRUMENTS -- 5.6%
     96,000  CANON INC. SP-ADR                         5,198,891     6,340,800

ENERGY MINERALS -- 2.7%
-----------------------
             INTEGRATED OIL -- 2.7%
     45,000  BP PLC - SP-ADR                           2,948,478     3,102,300

FINANCE SECTOR -- 15.4%
-----------------------
             INSURANCE BROKERS/SERVICES -- 4.5%
    148,000  Willis Group Holdings Ltd.                5,289,607     5,070,480

             MAJOR BANKS -- 3.2%
     64,000  Comerica Inc.                             3,680,192     3,710,080

             PROPERTY/CASUALTY INSURANCE -- 7.7%
      2,900  Berkshire Hathaway
               Inc. Cl B*<F15>                         8,235,298     8,734,800

HEALTH TECHNOLOGY SECTOR -- 3.6%
--------------------------------
             MEDICAL SPECIALTIES -- 3.6%
     67,000  Becton, Dickinson & Co.                   3,577,843     4,125,860

INDUSTRIAL SERVICES SECTOR -- 4.0%
----------------------------------
             ENVIRONMENTAL SERVICES -- 4.0%
    127,000  Waste Management, Inc.                    3,662,997     4,483,100

PROCESS INDUSTRIES SECTOR -- 4.2%
---------------------------------
             CHEMICALS: SPECIALTY -- 4.2%
     86,000  Praxair, Inc.                             3,956,832     4,742,900

PRODUCER MANUFACTURING SECTOR -- 2.8%
-------------------------------------
             INDUSTRIAL CONGLOMERATES -- 2.8%
    117,000  Tyco International Ltd.                   3,119,690     3,144,960

RETAIL TRADE SECTOR -- 13.8%
----------------------------
             APPAREL/FOOTWEAR RETAIL -- 4.2%
    193,000  TJX Companies, Inc.                       4,468,131     4,790,260

             DISCOUNT STORES -- 6.0%
    145,000  Wal-Mart Stores, Inc.                     6,923,446     6,849,800

             FOOD RETAIL -- 3.6%
    198,000  Kroger Co.                                3,423,956     4,031,280

TECHNOLOGY SERVICES SECTOR -- 4.4%
----------------------------------
             INFORMATION TECHNOLOGY SERVICES -- 4.4%
    165,000  Accenture Ltd.                            3,978,520     4,961,550
                                                    ------------  ------------
             Total common stocks                      92,319,623   100,989,700

PRINCIPAL AMOUNT
----------------

SHORT-TERM INVESTMENTS -- 10.2% (A)<F16>

             VARIABLE RATE DEMAND NOTES -- 10.2%
 $  887,711  American Family Financial
               Services, 4.47%                           887,711       887,711
  5,472,000  U.S. Bank, N.A., 4.57%                    5,472,000     5,472,000
  5,190,000  Wisconsin Corporate
               Central Credit
               Union, 4.49%                            5,190,000     5,190,000
                                                    ------------  ------------
             Total short-term
               investments                            11,549,711    11,549,711
                                                    ------------  ------------
                 Total investments                  $103,869,334   112,539,411
                                                    ------------
                                                    ------------
             Cash and receivables, less
               liabilities -- 0.7% (A)<F16>                            792,450
                                                                  ------------
                 NET ASSETS                                       $113,331,861
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
               ($0.0001 par value, 100,000,000
               shares authorized), offering
               and redemption price
               ($113,331,861 / 8,131,836
               shares outstanding)                                      $13.94
                                                                        ------
                                                                        ------

  *<F15>   Non-income producing security.
(A)<F16> Percentages for the various classifications relate to net assets. ADR - American Depositary Receipt

  The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2006 (Unaudited)

INCOME:
   Dividends                                                        $  652,894
   Interest                                                            215,323
                                                                    ----------
       Total income                                                    868,217
                                                                    ----------
EXPENSES:
   Management fees                                                     355,991
   Administrative services                                              67,461
   Transfer agent fees                                                  58,019
   Registration fees                                                    27,573
   Professional fees                                                    21,587
   Printing and postage expense                                         13,579
   Custodian fees                                                       12,191
   Board of Directors fees                                               5,000
   Insurance expense                                                       264
   Other expenses                                                        2,264
                                                                    ----------
       Total expenses before reimbursement                             563,929
   Less expenses reimbursed by adviser                                 (89,489)
                                                                    ----------
       Net expenses                                                    474,440
                                                                    ----------
NET INVESTMENT INCOME                                                  393,777
                                                                    ----------
NET REALIZED GAIN ON INVESTMENTS                                     1,258,692
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               5,749,464
                                                                    ----------
NET GAIN ON INVESTMENTS                                              7,008,156
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $7,401,933
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2006 (Unaudited) and for the Year Ended September 30, 2005

                                                                                                2006            2005
                                                                                              --------        --------
OPERATIONS:
   Net investment income                                                                     $    393,777    $   227,861
   Net realized gain on investments                                                             1,258,692      2,241,688
   Net increase in unrealized appreciation on investments                                       5,749,464      1,904,975
                                                                                             ------------    -----------
       Net increase in net assets resulting from operations                                     7,401,933      4,374,524
                                                                                             ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ($0.03425 and $0.07275 per share, respectively)          (204,488)       (98,948)
   Distributions from net realized gains ($0.36695 and $0.19847 per share, respectively)       (2,194,312)      (270,639)
                                                                                             ------------    -----------
       Total distributions                                                                     (2,398,800)      (369,587)*<F17>
                                                                                             ------------    -----------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (3,004,740 and 4,460,824 shares, respectively)                  40,428,174     57,352,368
   Net asset value of shares issued in distributions reinvested
     (188,157 and 30,545 shares, respectively)                                                  2,381,405        362,337
   Cost of shares redeemed (621,634 and 215,796 shares, respectively)                          (8,383,928)    (2,793,409)
                                                                                             ------------    -----------
       Net increase in net assets derived from Fund share activities                           34,425,651     54,921,296
                                                                                             ------------    -----------
       TOTAL INCREASE                                                                          39,428,784     58,926,233
NET ASSETS AT THE BEGINNING OF THE PERIOD                                                      73,903,077     14,976,844
                                                                                             ------------    -----------
NET ASSETS AT THE END OF THE PERIOD (Includes undistributed
  net investment income of $393,771 and $204,482, respectively)                              $113,331,861    $73,903,077
                                                                                             ------------    -----------
                                                                                             ------------    -----------

*<F17>  See Note 7

  The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

                                            (UNAUDITED)
                                         FOR THE SIX MONTH            FOR THE YEARS ENDED           FOR THE PERIOD FROM
                                           PERIOD ENDING                 SEPTEMBER 30,                  DECEMBER 31,
                                             MARCH 31,         ----------------------------------      2001+<F18> TO
                                                2006           2005           2004           2003    SEPTEMBER 30, 2002
                                                ----           ----           ----           ----    ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $13.29         $11.66         $10.03         $ 7.94         $10.00
Income from investment operations:
   Net investment income (loss)                  0.06           0.08           0.10           0.03          (0.01)
   Net realized and unrealized
     gains (loss) on investments                 0.99           1.82           1.68           2.06          (2.05)
                                               ------         ------         ------         ------         ------
Total from investment operations                 1.05           1.90           1.78           2.09          (2.06)
Less distributions:
   Dividends from net investment income         (0.03)         (0.07)         (0.03)            --             --
   Distributions from net realized gains        (0.37)         (0.20)         (0.12)            --             --
                                               ------         ------         ------         ------         ------
Total from distributions                        (0.40)         (0.27)         (0.15)            --             --
                                               ------         ------         ------         ------         ------
Net asset value, end of period                 $13.94         $13.29         $11.66         $10.03         $ 7.94
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------
TOTAL RETURN                                    8.22%*        16.60%         17.96%         26.32%        (20.60%)*
                                                    <F19>                                                        <F19>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)        113,332         73,903         14,977          5,680          3,236
Ratio of expenses (after reimbursement)
  to average net assets (a)<F21>                1.00%**        1.00%          1.13%          1.34%          1.75%**
                                                    <F20>                                                       <F20>
Ratio of net investment gain (loss)
  to average net assets (b)<F22>                0.83%**        0.64%          0.85%          0.36%         (0.30%)**
                                                    <F20>                                                        <F20>
Portfolio turnover rate                         11.3%          39.5%          38.1%          54.4%          31.8%

  +<F18>   Commencement of operations.
  *<F19>   Not annualized.
 **<F20>   Annualized.
(a)<F21> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the six month period ending March 31, 2006 and for the years ended September 30, 2005, 2004 and 2003 and for the period December 31, 2001+<F18>
           through September 30, 2002, the ratios would have been 1.19%**<F20>, 1.33%, 2.44%, 3.07% and 3.71%**<F20>, respectively.
(b)<F22> If the Fund had paid all of its expenses for the six month period ending March 31, 2006 and for the years ended September 30, 2005, 2004 and 2003 and for the period December 31, 2001+<F18> through September 30, 2002, the ratios would have been 0.64%**<F20>, 0.31%, (0.46%), (1.37%) and (2.26%)**<F20>, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2006 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Large Cap Fund (the "Fund"), a series of FMI Funds, Inc. (the "Company") which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 31, 2001. The assets and liabilities of each Fund in the Company are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Fund is to seek long-term capital appreciation principally through investing in a limited number of large capitalization value stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities that are traded over-the-counter are valued at the latest bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 0.75% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

          Under the management agreement, FMI will reimburse the Fund for expenses over 1.20% of the daily net assets of the Fund. For the six month period ending March 31, 2006, no contractual reimbursements were required. In addition to the reimbursement required under the management agreement, FMI has voluntarily reimbursed the Fund for expenses over 1.00%. For the six month period ending March 31, 2006, FMI reimbursed the Fund $89,489 for these excess expenses.

          In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On December 29, 2005, the Fund distributed $20,565 from net short-term realized gains ($0.00288 per share), and $500 from net long-term realized gains ($0.00007 per share). The distributions were paid on December 29, 2005 to shareholders of record on December 28, 2005.

(4)  INVESTMENT TRANSACTIONS --

          For the six month period ending March 31, 2006, purchases and proceeds of sales of investment securities (excluding short-term investments) were $38,774,805 and $9,491,980, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of March 31, 2006, liabilities of the Fund included the following:

            Payable to FMI for management and administrative fees        $82,116
            Payable to shareholders for redemptions                       10,000
            Other liabilities                                             23,440

(6)  SOURCES OF NET ASSETS --

          As of March 31, 2006, the sources of net assets were as follows:

            Fund shares issued and outstanding                      $103,051,436
            Net unrealized appreciation on investments                 8,670,077
            Undistributed net realized gains on investments            1,216,577
            Undistributed net investment income                          393,771
                                                                    ------------
                                                                    $113,331,861
                                                                    ------------
                                                                    ------------

(7)  INCOME TAX INFORMATION --

          The following information for the Fund is presented on an income tax basis as of March 31, 2006:

                            GROSS            GROSS        NET UNREALIZED
           COST OF        UNREALIZED      UNREALIZED       APPRECIATION
         INVESTMENTS     APPRECIATION    DEPRECIATION     ON INVESTMENTS
         -----------     ------------    ------------     --------------
         $103,880,932     $9,775,732      $1,117,253        $8,658,479

          The following information for the Fund is presented on an income tax basis as of September 30, 2005:

                            GROSS            GROSS        NET UNREALIZED    DISTRIBUTABLE   DISTRIBUTABLE
           COST OF        UNREALIZED      UNREALIZED       APPRECIATION       ORDINARY        LONG-TERM
         INVESTMENTS     APPRECIATION    DEPRECIATION     ON INVESTMENTS       INCOME       CAPITAL GAINS
         -----------     ------------    ------------     --------------    -------------   -------------
         $70,506,870      $4,309,276      $1,409,687        $2,899,589       $1,527,168       $850,536

          The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

          The tax components of dividends paid during the years ended September 30, 2005 and 2004, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2005, and tax basis post-October losses as of September 30, 2005, which are not recognized for tax purposes until the first day of the following fiscal year are:

                               SEPTEMBER 30, 2005                                 SEPTEMBER 30, 2004
        ---------------------------------------------------------------     ------------------------------
           ORDINARY        LONG-TERM       NET CAPITAL                        ORDINARY         LONG-TERM
            INCOME       CAPITAL GAINS        LOSS         POST-OCTOBER        INCOME        CAPITAL GAINS
        DISTRIBUTIONS    DISTRIBUTIONS     CARRYOVERS         LOSSES        DISTRIBUTIONS    DISTRIBUTIONS
        -------------    -------------     -----------     ------------     -------------    -------------
           $369,587          $ --             $ --             $ --            $86,908            $ --

          For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2005 which is designated as qualifying for the dividends received deduction is 46% (unaudited).

          For shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2005 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 46% (unaudited).

FMI Large Cap Fund
ADVISORY AGREEMENT

   On December 16, 2005, the Board of Directors of FMI Funds, Inc. approved the continuation of the FMI Large Cap Fund's investment advisory agreement with Fiduciary Management, Inc. Prior to approving the continuation of the investment advisory agreement, the Board considered:

   o the nature, extent and quality of the services provided by Fiduciary Management, Inc.

   o   the investment performance of the Fund

   o the cost of the services to be provided and profits to be realized by Fiduciary Management, Inc. from its relationship with the Fund

   o the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflect these economies of scale

   o   the expense ratios of the Fund

   o the manner in which portfolio transactions for the Fund are conducted, including the use of soft dollars

   In considering the nature, extent and quality of the services provided by Fiduciary Management, Inc., the Board of Directors reviewed a report describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Fiduciary Management, Inc. to the Fund. The Board concluded that Fiduciary Management, Inc. was providing essential services to the Fund. In particular, the Board concluded that Fiduciary Management, Inc. was preparing reports to shareholders in addition to those required by law, and was providing services to the Fund that were in addition to the services Fiduciary Management, Inc. provided its non-mutual fund clients.

   The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreement.

   In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided by, and the profits realized by Fiduciary Management, Inc., from its relationship with the Fund and concluded that such profits, expressed as a percentage of pre-tax revenues, was generally less than that of publicly traded investment advisers. The Directors also reviewed reports comparing the Fund's expense ratio and advisory fees paid by the Fund to those of other comparable mutual funds and concluded that the advisory fee paid by the Fund, and the Fund's expense ratio, were within the range of comparable mutual funds. The Directors noted that the investment advisory fee was not adjusted if economies of scale were realized as the Fund grew, but did not consider that factor to be significant in light of the other factors considered.

   Finally, the Board reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars. Based on these reports, the Board concluded that the research obtained by Fiduciary Management, Inc. was beneficial to the Fund and that Fiduciary Management, Inc. was executing the Fund's portfolio transactions in a manner designed to obtain best execution for the Fund.

ADDITIONAL INFORMATION

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund's website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Commission's website. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                               FMI LARGE CAP FUND
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1800
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund's current prospectus. Performance data quoted represents past
                               ---------------------------------------
performance; past performance does not guarantee future results. The investment
----------------------------------------------------------------
return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES
-------------------------------

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
--------------------------------------------------------------

None.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of the FMI Funds, Inc. are periodically evaluated. As of March 24, 2006, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the FMI Funds, Inc. are periodically evaluated. There were no changes to FMI Funds' internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

ITEM 12. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto. Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     FMI Funds, Inc.
     ---------------
     Registrant

     By /s/ Ted D. Kellner
        -------------------------------------------
        Ted D. Kellner, Principal Executive Officer

     Date     May 4, 2006
           ----------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     FMI Funds, Inc.
     ---------------
     Registrant

     By /s/ Ted D. Kellner
        --------------------------------------------
        Ted D. Kellner,  Principal Financial Officer

     Date     May 4, 2006
           -----------------------------------------